SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   June 25, 2004


                      HEADLINERS ENTERTAINMENT GROUP, INC.
            ------------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)


        Delaware                     0-33145              84-1195628
 ---------------------------------------------------------------------------
 (State of Incorporation)     (Commission File          (IRS Employer
                               Number)                   Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)


                                (973) 233-1233
                         -----------------------------
                         Registrant's Telephone Number






Item 5    Contract to Acquire Properties

     On June 25, 2004 Headliners entered into a group of contracts with JHF Properties, LLC, Paul Butler and Jon Field. The contracts provide that at the closing Headliners will acquire all of the equity in 10 entities. Each of the entities currently owns and operates a dance club under one of the following service marks: "Banana Joe's," "Margarita Mama's," "Red Cheetah," "Parrot Beach" or "Cactus Cafe." Two of the entities have developed their dance clubs in conjunction with a "Rascals Comedy Club" operated by Headliners.

     The closing of the acquisition will occur when the audits of the financial statements of the 10 entities have been completed.

     At closing the following exchanges will occur:

       - Headliners will acquire entities operating clubs in Jackson MS, Omaha NE and Louisville KY in exchange for $2,240,000 paid to date and $2,158,000 to be paid one week after Headliners' registration statement in Form SB-2 (333-116117) is declared effective.

       - Headliners will acquire an entity operating a club in Tulsa OK in exchange for 84 weekly payments of $25,000 (a total of $2,100,000).

       - Headliners will acquire entities operating clubs in Cincinnati OH, Kansas City MO, Tucson AZ, Miami FL, St. Louis MO and Columbia SC in exchange for 62,550,000 shares of Headliners' common stock.

     The contracts also include the agreement under which JHF Properties, LLC will construct during 2004 a dance club/comedy club project in Hampton VA for a fee of $1,400,000. Headliners will issue 7,000,000 shares of its common stock to JHF Properties, the resale proceeds of which will be a credit to the construction fee.

     The contracts also include the arrangements under which JHF Properties will continue to manage the entities which Headliners is acquiring for the next five years.

                                 EXHIBITS

10-a Project Acquisition Agreement dated June 23, 2004 among Headliners
     Entertainment Group, Inc., Paul Butler and JHF Properties, LLC.

10-b Properties Acquisition Agreement - Butler dated June 23, 2004 among
     Headliners Entertainment Group, Inc., Paul Butler and JHF Properties,
     LLC.

10-c Properties Acquisition Agreement - Field dated June 23, 2004 among
     Headliners Entertainment Group, Inc., Jon Field and JHF Properties,
     LLC.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: June 28, 2004             By:/s/ Eduardo Rodriguez
                                 ------------------------
                                 Eduardo Rodriguez
                                 Chief Executive Officer


                     *       *       *       *       *

                                                              EXHIBIT 10-a

                         PROJECT ACQUISITION AGREEMENT

	AGREEMENT made this 23rd day of June, 2004 by and among HEADLINERS ENTERTAINMENT GROUP, INC., a Delaware corporation with offices at 501 Bloomfield Avenue, Montclair, NJ 07042 ("Headliners"), PAUL BUTLER, with offices at 6728 Hyland Croy, Dublin, OH 43016 ("Butler"), and JHF PROPERTIES, LLC, an Ohio limited liability company with offices at 6728 Hyland Croy, Dublin, OH 43016 ("JHF")

	WHEREAS, Headliners is engaged in the business of developing, owning and operating comedy clubs under the service mark "Rascals" (the "Rascals Mark") and Butler and JHF (referred to herein collectively as the "Transferors") are engaged in the business of developing, owning and operating dance clubs under several service marks, including "Banana Joe's," "Margarita Mama's," "Red Cheetah," "Parrot Beach" and "Cactus Cafe" (collectively, the "JHF Marks"); and

        WHEREAS, the parties wish to become affiliated on the terms and subject to the conditions hereof; and

	WHEREAS, Headliners is a public company which files reports with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934; and

	WHEREAS, Butler and are unfamiliar with SEC regulations and practice, and desire that their relationship with Headliners be structured so that they need not become familiar with SEC practice, but may rely upon the advice of Headliners and its counsel in that regard.

	NOW, THEREFORE, it is agreed:

1.	PROJECT ACQUISITION

        1.1 The Projects. The parties have to date jointly developed three entertainment properties: one in Jackson MS, one in Omaha NE, and one in Louisville KY. The three properties are referred to herein collectively as the "Projects". Each Project is owned and operated by an Ohio limited liability company (a "Project Owner") as follows:

		Site		Project Owner
                ----------      -------------------------
                Jackson         6107 Ridgewood Rd LLC
		Omaha		1299 Farnam St LLC
		Louisville	JP 4th Street Line LLC

JHF is the managing member of each Project Owner, and the Transferors own all of the equitable interest in each Project Owner. Each Project (other than the Omaha Project) includes a comedy club utilizing the Rascals Mark and related trade dress in close location to a dance club utilizing one of the JHF Marks and related trade dress.

         1.2    Transfer of the Project Owners.  On the Closing Date
(defined herein), the Transferors will assign to Headliners all of their ownership interest in each of the Project Owners. Each of the Transferors shall execute and deliver such documents as are necessary to permit Headliners to assume control of the Project Owners and to own and operate the Projects, including, as needed, assignments of leaseholds, liquor licenses, permits, and any other rights, interests and privileges which may be impaired by the assignment of ownership of a Project Owner. Headliners will amend the operating agreement for each Project Owner to provide that JHF shall serve as the manager of the Project Owner for all purposes, except that Headliners shall serve as the manager of the Project Owner for the purpose of operating the comedy club included in the Project. For its services JHF shall be compensated as set forth in Section 3.4 below.

         1.3 Warranties. The Transferors, jointly and severally, represent and warrant to Headliners that:

         1.3.1 The assignment of the Transferors' interests in the Project Owners pursuant to Section 1.2 will vest in Headliners all of the right, title and interest in the Project Owners, free of liens, claims and encumbrances.

         1.3.2 The Project Owners hold unencumbered title to the leaseholds used by the Projects, and have full unencumbered right to the revenues generated by the Projects.

         1.4 Consideration for Project Owners. In consideration for the transfer of equity undertaken in Section 1.2 hereof, Headliners has or will make the following payments:

         1.4.1 Two Million Two Hundred Forty Thousand Dollars ($2,240,000) previously paid to JHF, receipt of which is hereby acknowledged; and

         1.4.2 Two Million One Hundred Fifty-Eight Thousand Dollars ($2,158,000) payable to JHF within five business days after the date on which the Securities and Exchange Commission declares effective Registration Statement No. 333-116117 which was filed by Headliners on June 3, 2004.

         1.5	Closing.  The "Closing" will take place at the offices of
Headliners on the third business day after JHF delivers to Headliners (a) historical financial statements of the Project Owners in the form, for the periods, and with the audit opinions required to be filed in connection with such acquisitions by the Rules of the Securities and Exchange Commission and
(b) the financial statements that are a condition to closing under the Properties Acquisition Agreement - Butler and the Properties Acquisition Agreement - Field. Each of the parties agrees that it or he will provide such assistance as may cause the audit of the financial statements to be completed in a timely manner. The date on which the Closing occurs will be the "Closing Date." At the Closing, in addition to all deliveries recited herein, each party will deliver to the other a certification attesting that the warranties and representations of that party made herein are true and correct on the Closing Date as if made with reference to the Closing Date.
In the event that the Closing has not occurred on or prior to July 31, 2004 due to a failure by Headliners to satisfy the conditions for Closing, either of the Transferors may terminate this agreement by notice to Headliners. In the event that the Closing has not occurred on or prior to December 31, 2004 due to a failure by the Transferors to satisfy the conditions for Closing, including a failure by JHF to deliver the financial statements called for in this Section 1.5, Headliners may terminate this agreement by notice to JHF.

II.     VIRGINIA PROJECT

         2.1 The Virginia Project. The parties have commenced development of a fourth project in Hampton VA (the "Virginia Project"). Prior to this date JHF has delivered to Headliners a design for the Virginia Project, which has been approved by Headliners. The Virginia Project will include a comedy club utilizing the Rascals Mark and related trade dress in close location to a dance club utilizing one of the JHF Marks and related trade dress.
Headliners hereby retains JHF to design and develop the Virginia Project.

         2.2 Fee. JHF will be responsible for supervising the development and construction of the Virginia Project. The "Fee" charged by JHF to Headliners for design, development and completion of the Virginia Project is One Million Four Hundred Thousand Dollars ($1,400,000). The Fee includes all costs and expenses of bringing the Virginia Project to its opening, including materials, labor, subcontractor invoices, and all compensation to be paid to JHF for its services and reimbursement of JHF's expenses. In the event that due to extraordinary, unforeseen circumstances, the Fee proves inadequate for the Virginia Project, JHF will provide Headliners with a detailed explanation of the cost overrun, and the parties will negotiate in good faith towards a resolution of the issue.

         2.3 Development. JHF has organized an Ohio limited liability company named "JEP, Power Plant Way, LLC" (the "Virginia LLC"). JHF will retain, in its own name and for its account or in the name of the Virginia LLC and for its account, such architects, contractors, and tradesmen as are required to construct the Project. JHF has delivered to Headliners a written schedule for completion of the Project, identifying and scheduling all significant development events. The schedule shall contemplate an opening of the Virginia Project on or about January 1, 2005.

         2.4    Ownership and Operation.   Upon (a) completion of development
and construction of the Virginia Project and (b) receipt of the Fee in full by Transferors, the Transferors will assign all of their right, title and interest in the Virginia LLC to Headliners. In connection with the assignment JHF shall take the kind of actions required by Section 1.2 with respect to the Project Owners, and shall be deemed to have made with respect to the Virginia Project the warranties set forth in Section 1.3 hereof.

         2.5	Financing.  Promptly upon execution of this Agreement,
Headliners will issue to JHF seven million (7,000,000) shares of the common stock of Headliners (the "Virginia Shares"). Headliners shall include the Virginia Shares in the registration statement described in Section 2.6 below. JHF agrees that it will not sell any of the Virginia Shares prior to the first week of October 2004, and that commencing in the first week of October 2004 it will sell that number of shares during each calendar week that yields approximately $100,000 in net proceeds. Upon the sale of all of the Virginia Shares, JHF will present an accounting of the proceeds to Headliners. In the event that the proceeds are less than $1,400,000, then within five business days after receipt of the accounting, Headliners will pay to JHF in cash the amount of the shortfall. In the event that the proceeds exceed $1,400,000, then the excess will be a credit against amounts otherwise due from Headliners to JHF hereunder.

         2.5.1	Arid Market Contingency.  In the event that JHF is unable to realize $100,000 per week from the sale of the Virginia Shares, JHF will so notify Headliners promptly. Upon receipt of such notice, Headliners will have the option of delivering cash to JHF to make up the shortfall from the target of $100,000. Headliners acknowledges that if the target of $100,000 per week is not achieved, either by sale of shares or by payments from Headliners, that the development of the Virginia Project may be delayed and the Fee may exceed $1,400,000 due to additional costs incurred as a result of delayed payments to vendors and professionals. To the extent that the funds available for the Virginia Project are insufficient, due to failure to achieve the funding target, JHF shall not be liable for any delay or failure to complete the Virginia Project.

         2.6 Registration Statement. During the first three weeks after the date hereof, Headliners shall prepare and file with the Securities and Exchange Commission a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel for Headliners in order to comply with the provisions of the Securities Act, so as to permit a public sale by JHF of the Virginia Shares. In connection with the registration of the Virginia Shares, Headliners covenants and agrees as follows:

          a) Headliners will use its best efforts to cause the registration statement to be declared effective as promptly as practicable.

          b)  Until either (i) all of the Virginia Shares have been sold or
              (ii) JHF will be able to sell all of the remaining Virginia Shares in the public market without a prospectus within a six month period, Headliners will file such amendments to the registration statement as are necessary in order to permit continued use of the prospectus.

         2.7 Restriction on Resale. The Virginia Shares to be issued by Headliners to JHF hereunder will not, when issued, be registered under the Securities Act of 1933, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of within the United States of America until: (i) a registration statement with respect to such securities is declared effective under the Securities Act of 1933, or (ii) Headliners receives an opinion of counsel for Headliners that an exemption from the registration requirements of the Securities Act of 1933 is available. The certificates representing the shares which are being issued to JHF pursuant to this Agreement shall contain a legend substantially as follows:

         "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR HEADLINERS ENTERTAINMENT GROUP, INC. RECEIVES AN OPINION OF COUNSEL FOR HEADLINERS ENTERTAINMENT GROUP, INC. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

III.	MANAGEMENT SERVICES

         3.1 Services. JHF agrees that it will provide such operational and financial management services as are required by the Projects and the Virginia Project, and any other similar ventures jointly developed by Headliners and JHF. The services provided hereunder shall include the services described in Section 1.2 above. JHF shall also provide such operational and financial management services as are required by the "Properties" (as defined in the Properties Acquisition Agreements of even date herewith). JHF shall perform all such services as an independent contractor; provided, however, that JHF shall consult with management of Headliners when requested and shall deliver such reports to Headliners as are reasonably requested in order to permit Headliners to assess the results of operations and the prospects of the ventures managed by JHF. Said reports to be delivered to Headliners will be identical in style and substance to the reports that JHF currently prepares for operations of the Project Owners, examples of which have been delivered to Headliners.

         3.2 Assignment of Obligations. At any time during the five year term of this Section III, the principals of JHF may organize a separate entity or entities, independent of JHF, for the purpose of assuming JHF's responsibilities under this Section III and receiving the related compensation. Such an assignment will be permissible hereunder if each new entity is managed by the principals and executives of JHF, and the services are performed by the principals and executives of JHF. Throughout this
Section III, any reference to JHF will include any assignee of JHF permitted under this Section 3.2.

         3.3	Bookkeeping and Banking.

         3.3.1 JHF shall provide Headliners with weekly financial reports for each entity managed by JHF. The weekly reports will be presented in the format now utilized by JHF for bookkeeping and financial reporting, samples of which have been provided to Headliners.

         3.3.2	JHF shall assist and cooperate with Headliners' internal
bookkeeping and accounting staff and Headliners' independent accountants to permit them to prepare financial statements of the entities managed by JHF in accordance with generally accepted accounting standards, and to permit them to deliver such statements to Headliners no less than three weeks prior to each date on which Headliners is required to file consolidated financial statements with the Securities and Exchange Commission. JHF shall also cooperate in the implementation of any internal controls procedures which are recommended by Headliners or its independent accountants in order to comply with the regulations of the Securities and Exchange Commission. The foregoing notwithstanding, JHF shall have no liability for the costs, expenses or fees of Headliners' internal bookkeeping and accounting staff and Headliners' independent accountants, all of which shall be borne by Headliners. The cost of the audit shall not be allowed to impact any payments to JHF.

         3.3.3	One or more of the principals or executives of JHF shall be
signatory on the bank accounts of each entity managed by JHF hereunder. JHF is hereby authorized to make such payments on behalf of the managed entities as are appropriate to their business interests. JHF is further authorized to pay to itself from the cash resources of the managed entities amounts due pursuant to Section 3.4 or Section 3.6 hereof, to the extent that such payments shall not interfere with the business operations of the managed entities. JHF shall promptly account to Headliners in writing or electronically for any payment made by a managed entity to JHF. Such prompt accounting can be accomplished through the weekly reports referred to in
Section 3.3.1 above.

         3.4	Compensation.  In compensation for the services to be rendered hereunder, Headliners shall:

         3.4.1 pay to JHF a sum equal to the greater of (A) Six Hundred Thousand Dollars ($600,000) per year or (B) 200% of the salary and bonus paid in cash to Headliners' Chief Executive Officer, payable on the schedule applied by Headliners to the salaries of its senior executives; provided, however, that if (a) any of the present principals or executives of JHF reduces the time he devotes to services under this Section III by more than seventy percent (70%) for a period of two months, and (b) Headliners gives written notice to JHF specifying the details of the reduction, and (c) the performance level is not substantially restored within two weeks after notice is given, then the payment under this Section 3.4.1 shall be reduced to Three Hundred Thousand Dollars ($300,000) per year;

         3.4.2 pay to JHF the sum of Three Thousand Five Hundred ($3,500) per week to reimburse it for office staff and other expenses it may incur in managing the Projects and the Properties;

         3.4.3 pay to JHF the sum of Three Thousand Six Hundred Dollars ($3,600) per month to reimburse a car allowance for the principals and executives of JHF; and

         3.4.4 reimburse JHF for health insurance premiums paid for the benefit of its principals, provided that the premiums do not exceed the premiums paid by Headliners for health insurance for its senior executives.

         3.5 Expenses of Operations. All travel cost, wage cost, accounting fees, consulting fees and any other cost directly associated with the operations of an entity managed by JHF hereunder will be born by the entity or by Headliners. JHF shall have no obligation to assume liability for any such expenses. In the event that JHF does satisfy any obligation of a managed entity, Headliners will reimburse JHF promptly.

         3.6	Lease.  Headliners will enter into a lease for premises owned by
JHF at 6728 Hyland Croy, Dublin, Ohio. The lease shall be for a term of five years, which JHF may extend for an additional five years. The total financial obligation of Headliners under the lease for the first five years shall be a payment of Fifteen Thousand Dollars ($15,000) per month, which includes all CAM charges. The total financial obligation of Headliners under the lease for the second five years, if elected, shall be determined on the basis of contemporary market rates, but no increase over the obligation for the first five years shall exceed the increase in the Consumer Price Index
since the date of this Agreement.   Headliners shall make the premises
available to JHF for its offices, including but not limited to the offices required for it to satisfy its obligations under this Article III.

         3.7	Term of Services.  The covenants and undertakings in this
Section III shall continue in effect for five years from the date hereof.
The foregoing notwithstanding, Headliners shall not be entitled to terminate the covenants and undertakings in this Article III prior to the date on which all payments and deliveries required under Articles I and II hereof have been completed. Nor shall Headliners be entitled to terminate the covenants and undertakings in this Article III prior to 60 months from the date of this agreement.

         3.8	Acceleration.  In the event that Headliners terminates the
covenants and undertakings in this Article III prior to the Term of Service described in paragraph 3.7 of this Agreement, then all compensation and other fees and costs (as described in Article III) that would be payable to JHF for the entire Term of Service as described in paragraph 3.7 shall become due and payable as of the termination date.

IV.      WARRANTIES AND REPRESENTATIONS

         4.1 Transferors Warranties. The Transferors, jointly and severally, warrant and represent to Headliners that:

         4.1.1 Governmental Matters. JHF has each permit, license, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other U.S., state, county, local or foreign governmental authority, instrumentality, agency or commission that is required by or with respect to the Project Owners, the Projects and their business ("Government Privileges"). On the Closing Date, the Project Owners will have all such Government Privileges in full force and effect. JHF has not received notice that any governmental agency or authority is actively contemplating withdrawing or terminating any of the Governmental Privileges.

         4.1.2 Taxes. Each of the Project Owners has filed all tax returns that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns except for taxes being contested in good faith. There is no material claim for taxes that is a lien against the property of any Project Owner other than liens for taxes not yet due and payable.

         4.1.3 Pending Actions. Except as set forth on Schedule 4.1.3 hereto, there are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting any of the Project Owners or any of the Projects. None of the Project Owners is subject to any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or administrative, governmental or regulatory authority or body which would be likely to have a material adverse effect on the business of the Project Owner.

         4.1.4 Financial Statements. JHF has delivered to Headliners the financial statements of the Project Owners as of June 20, 2004 ("Project Financial Statements"). The Project Financial Statements fairly present the financial condition of the Project Owners as of the date shown on the Project Financial Statements and the results of operations of the Project Owners for
the period covered in the Project Financial Statements.   Headliners
acknowledges that the Project Financial Statements have not been compiled on a GAAP basis, and present only the gross profit of the Project Owners without any deduction for administrative overhead or other indirect costs.

         4.1.5. Absence Of Certain Changes Or Events.  Except as set forth on
Schedule 4.1.5, to the knowledge of JHF, since June 20, 2004:

	(A)	there has not been (i) any material adverse change in the
business, operations, properties, assets, or condition of the Projects or
(ii) any damage, destruction, or loss to any of the Projects (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of that Project;

        (B) None of the Project Owners has (i) made any material change in its method of management, operation, or accounting; (ii) other than in the ordinary course of business, entered into any other material transaction;
(iii) other than pursuant to any existing employment agreement, made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (iv) other than pursuant to any existing employment agreement, increased the rate of compensation payable or to become payable by it to any of its officers or any of its employees whose monthly compensation exceeds $5,000; or (v) other than pursuant to any existing employment agreement, made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

        (C) None of the Project Owners has (i) materially borrowed or agreed to borrow any funds, or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the Project Financial Statements and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except non-material assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except non-material debts or claims which in the aggregate are of a value of less than $50,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Project); and

	(D)	to the knowledge of the Transferors, none of the Projects has become subject to any law or regulation which materially and adversely affects, or in the future is substantially likely to have a material adverse effect on the Project.

         4.1.6 Ownership of Assets. Except as specifically identified in the Project Financial Statements, each of the Project Owners has good, marketable title, without any liens or encumbrances of any nature whatever, to all of its assets.

         4.1.7 No Interest in Suppliers, Customers, Creditors or Competitors. Except as set forth on Schedule 4.1.7 hereto, neither JHF nor any principal or executive of JHF nor any member of their respective families has any interest of any nature whatever in any supplier, creditor or competitor of any of the Projects.

         4.1.8. No Debt Owed to JHF. Except as set forth on Schedule 4.1.8, none of the Project Owners owes any money or property to JHF or to a principal or executive of JHF or any member of their families or to any company controlled by or under common control with such a person, directly or indirectly.

         4.1.9. Compliance with Laws. The operations of the Projects have been conducted in all material respects in accordance with all applicable statutes, laws, rules and regulations.

         4.2	  	Headliners Warranties.  Headliners warrants and represents
to the Transferors that:

         4.2.1	Due Authority. The execution, delivery, and performance of this
Agreement by the executive officers of Headliners has been duly authorized by all necessary corporate and shareholder action, and this Agreement, upon its execution by the parties, will constitute the valid and binding obligation of Headliners enforceable against it in accordance with and subject to its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights

         4.2.2	SEC Filings.  The reports filed by Headliners with the SEC since
January 1, 2004 are complete and accurate in all material respects, and comply with the filing requirements of the Rules of the SEC.

         4.2.3 Absence Of Certain Changes Or Events. Except as set forth in filings made by Headliners with the SEC or as set forth on Schedule 4.2.2, to the knowledge of Headliners, since March 31, 2004:

	(A)	there has not been (i) any material adverse change in the
business, operations, properties, assets, or condition of Headliners or (ii) any damage, destruction, or loss to any of its properties (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Headliners;

	(B)	Headliners has not (i) made any material change in its method of management, operation, or accounting; or (ii) other than in the ordinary course of business, entered into any other material transaction;

	(C)	Headliners has not (i) materially borrowed or agreed to borrow any funds, or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except non-material assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except non-material debts or claims which in the aggregate are of a value of less than $50,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Headliners); and

	(D)	to the knowledge of Headliners, none of its properties has
become subject to any law or regulation which materially and adversely affects, or in the future is substantially likely to have a material adverse effect on Headliners.

V.	 FUTURE PROJECTS

         5.1	JHF Marks.  JHF specifically retains the right to use the JHF
Marks in developing projects and properties, provided that such projects and properties do not compete directly with any of the Projects. Two properties will be deemed to be in competition with each other if they are located within fifty (50) miles of each other.

         5.2	Headliners Right of First Refusal.  In the event that either of the Transferors wishes to develop a property which will utilize any of the JHF Marks in connection with its operations, JHF will deliver to Headliners a detailed business plan for the property, together with a budget for its development. Within thirty days after receipt of the business plan, Headliners may choose to provide the financing required by the budget in exchange for 100% of the equity interest in the resulting property. Any such property that Headliners opts to fund will be developed and assigned in the manner described in Section II of this Agreement with respect to the Virginia Project.

         5.3	JHF Right of First Refusal.  In the event that Headliners wishes to develop a property using the Rascals Mark and/or one of the JHF Marks, Headliners will deliver to JHF a detailed business plan for the property, together with a budget for its development. Within thirty days after receipt of the business plan, JHF may undertake to design, develop and manage the property. Any such property that JHF opts to develop and manage will be developed and assigned in the manner described in Section II of this Agreement with respect to the Virginia Project.

VI.      PLEDGE OF SECURITIES

         On the Closing Date, Headliners will execute and tender to JHF the Securities Pledge Agreement in the form annexed hereto as Exhibit A, in which Headliners will pledge 66?% of its interest in the Project Owners, the Virginia Project and any other project developed by Headliners and JHF after this date, and in the Properties (defined in the Properties Acquisition Agreement - Butler and the Properties Acquisition Agreement - Field, both of even date herewith) to secure the obligations set forth in this Agreement.




VII.     MISCELLANEOUS

         7.1  	Notice. All notices given in writing shall be effective when either served by personal delivery or by an overnight courier with a national reputation, if the signature of the intended recipient is obtained. In order to be effective, all notices shall addressed to the President of the party at the address set forth on the first page of this Agreement, or to such other address as either party may later specify by written notice.

         7.2 Governing Law. This agreement shall be governed by the laws of the State of New Jersey applicable to contracts made and to be carried out therein.

         7.3	Arbitration.  All disputes, controversies, or claims arising out of or relating to this Agreement or a breach thereof shall be submitted to and finally resolved by arbitration under the rules of the American Arbitration Association ("AAA") then in effect. There shall be one arbitrator, and such arbitrator shall be chosen by mutual agreement of the parties in accordance with AAA rules. The arbitration shall take place in Newark, New Jersey. The findings of the arbitrator shall be final and binding on the parties, and may be entered in any court of competent jurisdiction for enforcement.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the date written on its first line.

HEADLINERS ENTERTAINMENT		JHF PROPERTIES, LLC
GROUP, INC.

By:_______________________              By:___________________________
   Eduardo Rodriguez, C.E.O.               Paul Butler, C.E.O.


                                           ___________________________
                                           PAUL BUTLER



                                                           EXHIBIT A

                       SECURITIES PLEDGE AGREEMENT

        This SECURITIES PLEDGE AGREEMENT (the "Agreement") is made and entered into as of ____________, 2004 by and among HEADLINERS ENTERTAINMENT GROUP, INC., a Delaware corporation with offices at 501 Bloomfield Avenue, Montclair, NJ 07042 ("Debtor"), PAUL BUTLER, with offices at 6728 Hyland
Croy, Dublin, OH 43016 for himself and as agent for JHF PROPERTIES, LLC, an Ohio limited liability company with offices at 6728 Hyland Croy, Dublin, OH 43016 (together, "Secured Party").

                                 RECITALS

        Pursuant to the terms of a Project Acquisition Agreement dated June 23, 2004 (the "Project Agreement") and a Properties Acquisition Agreement -
Butler dated June 23, 2004 (the "Properties Agreement"), the Debtor agreed to make certain payments and deliveries to the Secured Party in exchange for the equity in certain entities now owned by the Secured Party. Pursuant to the provisions of the Project Agreement and the Properties Agreement
(collectively, the "Secured Agreements"), the Debtor has agreed to provide certain collateral to secure the Debtor's obligations to the Secured Party under the Secured Agreements.

        NOW, THEREFORE, in consideration of the foregoing and of the covenants set forth herein, the Secured Party and the Debtor hereby agree as follows:

                                 ARTICLE I

                                 COLLATERAL

        As security for the Debtor's obligations under the Secured Agreements, the Debtor hereby grants to the Secured Party a continuing security interest in the property of the Debtor listed and described in Schedule A attached hereto (the "Collateral").



                                 ARTICLE II

                             OBLIGATIONS SECURED

	The Collateral and the power of collection pertaining thereto shall secure the prompt and complete performance and payment of any and all obligations of the Debtor to the Secured Party pursuant to the Secured Agreements, together with all fees, expenses, commissions, charges, penalties, and other amounts owing by or chargeable to the Debtor under this Agreement (collectively, the "Obligations").




                                ARTICLE III

                 DUTIES OF THE DEBTOR REGARDING COLLATERAL

	At all times hereafter, the Debtor shall:

		(a)  	maintain good and complete title to the Collateral;

                (b) keep the Collateral free and clear at all times of all other security interests, liens, or encumbrances of any kind, including, without limitation, any lien arising as a result of the Debtor's failure to pay any and all taxes or governmental assessments or charges of any kind whatsoever; or

		(c)  	refrain from selling, assigning or otherwise disposing of
any of the Collateral without the prior written consent of the Secured Party, or until all of the Debtor's obligations have been paid in full.


                                ARTICLE IV

                             EVENTS OF DEFAULT

	Section 4.1 	Definition.  For purposes hereof, the failure of the
Debtor to perform or comply with any act, duty or obligation required to be performed under this Agreement or under the Project Agreement or under the Properties Agreement shall be an "Event of Default" if such failure is not remedied within ten (10) days following receipt by the Debtor of notice of such failure from the Secured Party.

	Section 4.2  	Rights and Remedies Upon Default.  If an Event of
Default shall have occurred and be continuing, the Secured Party may, at his sole option, without notice or demand, declare the Obligations to be immediately due and payable. As to any Collateral, the Secured Party shall have the rights and remedies of any secured creditor under the Uniform Commercial Code as in effect, from time to time, in New Jersey ("UCC"), such rights to be exercised in such order or manner as the Secured Party may determine in his sole discretion against the Debtor. If for any reason the Secured Party should be required by law or otherwise to give notice to the Debtor of the sale of any Collateral, the Debtor agrees that any written notice sent by overnight delivery service not less than five (5) calendar days before the sale or mailed postage prepaid to the Debtor's executive offices (attention: President) not less than ten (10) calendar days before the sale shall be deemed reasonable and adequate.


                                ARTICLE V

                                 WAIVERS

	Section 5.1  	Waivers of Rights.  The Debtor waives any right to
require the Secured Party to (a) proceed against any person, (b) proceed against any other collateral under any other agreement, (c) pursue any other remedy in the Secured Party's power, and (d) make presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

	Section 5.2  	Waiver of Defense.  The Debtor waives any defense
that it may have to the exercise by Secured Party of its rights under this Agreement, other than payment in full of the Obligations.


                                ARTICLE VI

                               MISCELLANEOUS

	Section 6.1  	Attorney-in-Fact.  The Debtor appoints the Secured
Party its true attorney-in-fact to perform any of the following powers, which are irrevocable until termination of this Agreement and may be exercised, from time to time, by the Secured Party in the event of an Event of Default:
(i) to perform any obligation of the Debtor hereunder in the Debtor's name or otherwise; (ii) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral, to accept other property in exchange for the Collateral, and any money or property received in exchange for the Collateral may be applied to the Obligations to the Secured Party or held by the Secured Party under this Agreement; (iii) to make any compromise or settlement the Secured Party deems desirable or proper in respect of the Collateral; (iv) to insure, process and preserve the Collateral. The foregoing power of attorney shall take effect only upon an Event of Default or upon failure by Debtor to perform any of its obligations hereunder. The Debtor further authorizes the Secured Party to file Form UCC-1 Financing Statements naming Debtor as the debtor thereunder without the signature of Debtor in such jurisdictions as shall be necessary to perfect Secured Party's security interest as contemplated by the Agreement.

	Section 6.2  	Fees and Expenses.  On demand by the Secured Party,
after an Event of Default, the Debtor shall pay all reasonable fees, costs, and expenses (including without limitation reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with (a) filing or recording any documents (including all taxes in connection therewith) in public offices; and (b) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Collateral or defending or prosecuting any actions or proceedings arising out of or related to the Collateral.

	Section 6.3  	No Waiver.  No course of dealing between the Debtor
and the Secured Party, nor any failure to exercise nor any delay in exercising, on the part of the Secured Party, any right, power, or privilege under this Agreement or under the Secured Agreements shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement by the Secured Party shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by the Secured Party.

	Section 6.4  	Amendments; Entire Agreement.  This Agreement is
subject to modification only by a writing signed by the parties. To the extent that any provision of this Agreement conflicts with any provision of the Secured Agreements, the provision giving the Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Secured Agreements. This Agreement, the Project Agreement, the Properties Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

	Section 6.5  	Further Assurances.  At the Secured Party's request,
Debtor shall execute and deliver to the Secured Party any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate the Secured Party's security interests in the Collateral.

	Section 6.6  	Release.  At such time as the Debtor shall completely
satisfy all of the Obligations, the Secured Party shall execute and deliver to the Debtor all assignments and other instruments as may be reasonably necessary or proper to terminate this Agreement and the Secured Party's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by the Secured Party pursuant to this Agreement, and shall file a UCC-3 Termination Statement in every jurisdiction where it filed a UCC-1 in the name of the Debtor. For the purpose of this Agreement, the Obligations shall be deemed to continue if the Debtor enters into any bankruptcy or similar proceeding at a time when any amount paid to the Secured Party could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

	Section 6.7  	Successors.  The benefits and burdens of this
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided, however, that the Debtor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of the Secured Party, except as specifically permitted hereby.

        IN WITNESS WHEREOF, the Debtor and the Secured Party have duly executed this Agreement as of the day and year first written above.

HEADLINERS ENTERTAINMENT		JHF PROPERTIES, LLC
GROUP, INC.

By:______________________________       By:___________________________
   Eduardo Rodriguez, C.E.O.               Paul Butler, C.E.O.


                                           ___________________________
                                           PAUL BUTLER



                                                          SCHEDULE A
                                                     To Security Agreement

                                  Collateral

A divided two-third's share of Debtor's right, title and interest in each of the following entities:

         a.   6107 Ridgewood Rd LLC
         b.   1299 Farnam St LLC
         c.   JP 4th Street Line LLC
         d.   8160 S. Memorial Dr. LLC (Tulsa)
         e.   145 W. Pierpont LLC (Salt Lake City)
         f.   400 Commerce St. LLC (Shreveport)
         g.   1133 Sycamore St. LLC (Cincinnati)
         h.   4115 Mil. Street LLC (Kansas City)
         i.   296 N. Stone LLC (Tucson)
         j.   Unit 54 LLC (Miami)
         k.   Unit 47 LLC (St. Louis)
         l.   Unit 26 Inc. (Columbia)




                                                           EXHIBIT 10-b

                   PROPERTIES ACQUISITION AGREEMENT - BUTLER

	AGREEMENT made this 23rd day of June, 2004 by and among HEADLINERS ENTERTAINMENT GROUP, INC., a Delaware corporation with offices at 501 Bloomfield Avenue, Montclair, NJ 07042 ("Headliners"), PAUL BUTLER, with offices at 6728 Hyland Croy, Dublin, OH 43016 ("Butler"), and JHF PROPERTIES, LLC, an Ohio limited liability company with offices at 6728 Hyland Croy, Dublin, OH 43016 ("JHF")

	WHEREAS, Headliners is involved in the entertainment industry, and Butler and JHF (referred to herein collectively as the "Transferors") are engaged in the business of developing, owning and operating dance clubs under several service marks, including "Banana Joe's," "Margarita Mama's," "Red Cheetah," "Parrot Beach" and "Cactus Cafe" (collectively, the "JHF Marks"); and

	WHEREAS, Headliners wishes to acquire, and the Transferors wishes to sell six properties that operate under the JHF Marks.

	NOW, THEREFORE, it is agreed:

I.	PROPERTY ACQUISITION

        1.1 The Properties. Set forth below are four Ohio limited liability companies (with business location) owned by the Transferors that carry on business under one of the JHF Marks (the "Properties"):

        a.      8160 S. Memorial Dr. LLC (Tulsa)
        b.      1133 Sycamore St. LLC (Cincinnati)
        c.      4115 Mil. Street LLC (Kansas City)
        d.      296 N. Stone LLC (Tucson)

        1.2 Transfer of Properties. Prior to the Closing Date (defined below) the Transferors shall cause all of the equity interest in the Properties to be transferred to a single entity owned by them (the "Holding Company"). On the Closing Date, the Transferors shall transfer to Headliners all of the equity interest in the Holding Company. The Transferors, jointly and severally, represent and warrant to Headliners that transfer of their interests in the Holding Company to Headliners pursuant to this Section 1.2 will vest in Headliners all of the right, title and interest in the Holding Company, free of liens, claims and encumbrances.

        1.3 Consideration for Tulsa. In consideration for the transfer of the equity in 8160 S. Memorial Dr. LLC ("Tulsa"), Headliners shall cause the Acquired Entities (defined below) to make Eighty-Four (84) weekly payments of Twenty-Five Thousand Dollars ($25,000) each to Butler. Payment will be due on each Friday until the full amount of Two Million One Hundred Thousand Dollars ($2,100,000) has been paid; provided, however, that payment shall not be due in any week in which the payment would exceed the aggregate net cash flow of the Acquired Entities. In consideration of the Transferors' commitments herein, Headliners shall itself commence the weekly payments on Friday, June 25, 2004, and all payments made prior to the Closing Date will be a credit to the obligations of the Acquired Entities under this Section
1.3.  Except for such pre-closing payments, the payment obligation under this
Section 1.3 shall not be recourse to Headliners or any affiliate of Headliners other than the Acquired Entities. The "Acquired Entities" means the Properties, as well as the Properties identified in the Properties Acquisition Agreement - Fields of even date herewith, the Project Owners (as defined in the Project Acquisition Agreement of even date herewith), and any entities owning properties developed hereafter by Headliners and JHF.

	1.4	Consideration for the Other Properties.  In consideration for the transfer of the Properties other than Tulsa, Headliners shall on the Closing
Date issue to JHF Five Million Eight Hundred Five Thousand (5,805,000) shares of Headliners common stock and to Butler Fifty-Two Million Two Hundred and Forty-Five Thousand (52,245,000) shares of Headliner's common stock (the 58,050,000 shares being referred to in aggregate as the "Properties Shares").

	1.5	Registration Statement.  Immediately after the Closing Date,
Headliners shall prepare and file with the Securities and Exchange Commission a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel for Headliners in order to comply with the provisions of the Securities Act, so as to permit a public sale by Butler of twenty-two percent (22%) of the Properties Shares (the "Registrable Shares"). In connection with the registration of the Registrable Shares, Headliners covenants and agrees as follows:

        a) Headliners will use its best efforts to cause the registration statement to be declared effective as promptly as practicable.

        b) Until either (i) all of the Registrable Shares have been sold or (ii) Butler will be able to sell all of the remaining Registrable Shares in the public market without a prospectus within a six month period, Headliners will file such amendments to the registration statement as are necessary in order to permit continued use of the prospectus.

        1.6 Sale of Properties Shares. Butler agrees that the maximum number of Properties Shares which he will sell during the first year after the Closing is that number of Properties Shares that yields approximately $75,000 in net proceeds per week, averaged over a four week period. Upon request
(made no more than once per month), Butler will account to Headliners for all sales of Properties Shares, showing dates of sale and net proceeds. The parties agree that any material breach by Butler of his covenant in this
Section 1.6 will justify action by Headliners that will effect a de-registration of the remaining Registrable Shares. Prior to taking any action to effect a de-registration of the Registrable Shares, Headliners will give Butler written notice of the breach and allow him fifteen days to effect a cure. In the event during the seventeen weeks after the registration statement identified in Section 1.5 above is declared effective there occurs a period of four consecutive weeks during which it is impracticable for Butler to obtain $300,000 in net proceeds from the sale of Registrable Shares due to reasons outside Butler's control, then Butler shall notify Headliners of the shortfall, and Headliners shall within ten days after receipt of said notice effect a reasonable cure for the shortfall.

        1.7 Closing. The "Closing" will take place at the offices of Headliners on the third business day after JHF delivers to Headliners (a) historical financial statements of the Holding Company in the form, for the periods, and with the audit opinions required to be filed in connection with such acquisitions by the Rules of the Securities and Exchange Commission and
(b) the financial statements that are a condition to closing under the Projects Acquisition Agreement and the Properties Acquisition Agreement - Field. Each or the parties agrees that it or he will provide such assistance as may cause the audit of the financial statements to be completed in a timely manner. The date on which the Closing occurs will be the "Closing Date." At the Closing, in addition to all deliveries recited herein, each party will deliver to the other a certification attesting that the warranties and representations of that party made herein are true and correct on the Closing Date as if made with reference to the Closing Date. In the event that the Closing has not occurred on or prior to July 31, 2004 due to a failure by Headliners to satisfy the conditions for Closing, either of the Transferors may terminate this agreement by notice to Headliners. In the event that the Closing has not occurred on or prior to December 31, 2004 due to a failure by the Transferors to satisfy the conditions for Closing, including a failure by JHF to deliver the financial statements called for in this Section 1.7, Headliners may terminate this agreement by notice to JHF.

        1.8 Restriction on Resale. The Properties Shares to be issued by Headliners hereunder will not, when issued, be registered under the Securities Act of 1933, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of within the United States of America until: (i) a registration statement with respect to such securities is declared effective under the Securities Act of 1933, or (ii) Headliners receives an opinion of counsel for Headliners that an exemption from the registration requirements of the Securities Act of 1933 is available. The certificates representing the shares which are being issued to the Transferors pursuant to this Agreement shall contain a legend substantially as follows:

         "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR HEADLINERS ENTERTAINMENT GROUP, INC. RECEIVES AN OPINION OF COUNSEL FOR HEADLINERS ENTERTAINMENT GROUP, INC. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

         1.9 Tax Matters. The parties agree that the transfer of Properties contemplated hereby is being consummated as a tax-free exchange under the U.S. Internal Revenue Code and regulations thereunder.



II.      WARRANTIES AND REPRESENTATIONS

         2.1. Transferors' Warranties. The Transferors, jointly and severally, warrant and represent to Headliners that:

         2.1.1 Ownership. As of the Closing Date, the Transferors will own 100% of the outstanding equity interest in the Holding Company, free and clear of all liens, encumbrances, and restrictions whatsoever. As of the Closing Date, the Holding Company will own 100% of the outstanding equity interest in each of the Properties, free and clear of all liens, encumbrances, and restrictions.

	2.1.2	Governmental Matters.  JHF has each permit, license, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other U.S., state, county, local or foreign governmental authority, instrumentality, agency or commission that is required by or with respect to the Properties and their business ("Government Privileges"). On the Closing Date, the Holding Company will have all such Government Privileges in full force and effect. JHF has not received notice that any governmental agency or authority is actively contemplating withdrawing or terminating any of the Governmental Privileges.

	2.1.3	Taxes.  Each of the Properties has filed all tax returns that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns except for taxes being contested in good faith. There is no material claim for taxes that is a lien against the property of any Property other than liens for taxes not yet due and payable.

	2.1.4 	Pending Actions.  Except as set forth on Schedule 2.1.4 hereto, there are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting any of the Properties. None of the Properties is subject to any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or administrative, governmental or regulatory authority or body which would be likely to have a material adverse effect on the business of the Property.

	2.1.5	Financial Statements.  JHF has delivered to Headliners the
financial statements of the Properties as of June 20, 2004 ("Properties Financial Statements"). The Properties Financial Statements fairly present the financial condition of the Properties as of the date shown on the Properties Financial Statements and the results of operations of the Properties for the period covered in the Properties Financial Statements. Headliners acknowledges that the Properties Financial Statements have not been compiled on a GAAP basis, and present only the gross profit of the Properties without any deduction for administrative overhead or other indirect costs.

	2.1.6.	Absence Of Certain Changes Or Events.  Except as set forth on
Schedule 2.1.6, to the knowledge of JHF, since June 20, 2004:

	(A)	there has not been (i) any material adverse change in the
business, operations, properties, assets, or condition of the Properties or
(ii) any damage, destruction, or loss to any of the Properties (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of that Property;

        (B) none of the Properties has (i) made any material change in its method of management, operation, or accounting; (ii) other than in the ordinary course of business, entered into any other material transaction;
(iii) other than pursuant to any existing employment agreement, made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (iv) other than pursuant to any existing employment agreement, increased the rate of compensation payable or to become payable by it to any of its officers or any of its employees whose monthly compensation exceeds $5,000; or (v) other than pursuant to any existing employment agreement, made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

	(C)	none of the Properties has (i) materially borrowed or agreed to borrow any funds, or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the Properties Financial Statements and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except non-material assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except non-material debts or claims which in the aggregate are of a value of less than $50,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Property); and

	(D)	to the knowledge of JHF, none of the Properties has become
subject to any law or regulation which materially and adversely affects, or in the future is substantially likely to have a material adverse effect on the Property.

	2.1.7	Ownership of Assets.  Except as specifically identified in the
Properties Financial Statements, each of the Properties has good, marketable title, without any liens or encumbrances of any nature whatever, to all of its assets.

	2.1.8 	No Interest in Suppliers, Customers, Creditors or Competitors.
Except as set forth on Schedule 2.1.8 hereto, neither JHF nor any principal or executive of JHF nor any member of their respective families has any interest of any nature whatever in any supplier, creditor or competitor of any of the Properties.

        2.1.9. No Debt Owed to JHF. Except as set forth on Schedule 2.1.9, none of the Properties owes any money or property to JHF or to a principal or executive of JHF or any member of their families or to any company controlled by or under common control with such a person, directly or indirectly.

	2.1.10.	Compliance with Laws.  The operations of the Properties have been conducted in all material respects in accordance with all applicable statutes, laws, rules and regulations.

        2.2. Headliners Warranties. Headliners warrants and represents to JHF that:

        2.2.1 Due Authority. The execution, delivery, and performance of this Agreement by the executive officers of Headliners has been duly authorized by all necessary corporate and shareholder action, and this Agreement, upon its execution by the parties, will constitute the valid and binding obligation of Headliners enforceable against it in accordance with and subject to its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights

         2.2.2	SEC Filings.  The reports filed by Headliners with the SEC since
January 1, 2004 are complete and accurate in all material respects, and comply with the filing requirements of the Rules of the SEC.

	2.2.3	Absence Of Certain Changes Or Events.  Except as set forth in filings made by Headliners with the SEC or as set forth on Schedule 2.2.3, to the knowledge of Headliners, since March 31, 2004:

	(A)	there has not been (i) any material adverse change in the
business, operations, properties, assets, or condition of Headliners or (ii) any damage, destruction, or loss to any of its properties (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Headliners;

	(B)	Headliners has not (i) made any material change in its method of management, operation, or accounting; or (ii) other than in the ordinary course of business, entered into any other material transaction;

	(C)	Headliners has not (i) materially borrowed or agreed to borrow any funds, or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except non-material assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except non-material debts or claims which in the aggregate are of a value of less than $50,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Headliners); and

	(D)	to the knowledge of Headliners, none of its properties has
become subject to any law or regulation which materially and adversely affects, or in the future is substantially likely to have a material adverse effect on Headliners.



III.    MISCELLANEOUS

        3.1 Pledge. On the Closing Date, Headliners will execute and tender to Butler the Securities Pledge Agreement in the form annexed to the Project Acquisition Agreement as Exhibit A, in which Headliners will pledge 66?% of its interest in the securities recited therein to secure the obligations set forth in this Agreement.

        3.2 Notice. All notices given in writing shall be effective when either served by personal delivery or by an overnight courier with a national reputation, if the signature of the intended recipient is obtained. In order to be effective, all notices shall be addressed to the President of the party at the address set forth on the first page of this Agreement, or to such other address as either party may later specify by written notice.

        3.3 Governing Law. This agreement shall be governed by the laws of the State of New Jersey applicable to contracts made and to be carried out therein.

        3.4 Arbitration. All disputes, controversies, or claims arising out of or relating to this Agreement or a breach thereof shall be submitted to and finally resolved by arbitration under the rules of the American
Arbitration Association ("AAA") then in effect. There shall be one arbitrator, and such arbitrator shall be chosen by mutual agreement of the parties in accordance with AAA rules. The arbitration shall take place in Newark, New Jersey. The findings of the arbitrator shall be final and binding on the parties, and may be entered in any court of competent jurisdiction for enforcement.

        IN WITNESS WHEREOF, the parties have executed this agreement as of the date written on its first line.

HEADLINERS ENTERTAINMENT		JHF PROPERTIES, LLC
GROUP, INC.


By:______________________________       By:___________________________
   Eduardo Rodriguez, C.E.O.               Paul Butler, C.E.O.


                                           _________________________
                                           PAUL BUTLER



                                                              EXHIBIT 10-c

                 PROPERTIES ACQUISITION AGREEMENT - FIELD

	AGREEMENT made this 23rd day of June, 2004 by and among HEADLINERS ENTERTAINMENT GROUP, INC., a Delaware corporation with offices at 501 Bloomfield Avenue, Montclair, NJ 07042 ("Headliners"), JON FIELD, with offices at 6728 Hyland Croy, Dublin, OH 43016 ("Field"), and JHF PROPERTIES, LLC, an Ohio limited liability company with offices at 6728 Hyland Croy, Dublin, OH 43016 ("JHF")

	WHEREAS, Headliners is involved in the entertainment industry, and Field and JHF (referred to herein collectively as the "Transferors") are engaged in the business of developing, owning and operating dance clubs under several service marks, including "Banana Joe's," "Margarita Mama's," "Red Cheetah," "Parrot Beach" and "Cactus Cafe" (collectively, the "JHF Marks"); and

	WHEREAS, Headliners wishes to acquire, and the Transferors wishes to sell three properties that operate under the JHF Marks.

	NOW, THEREFORE, it is agreed:

I.	PROPERTY ACQUISITION

        1.1 The Properties. Set forth below are two Ohio limited liability companies and one Ohio corporation (with business locations) owned by the Transferors that carry on business under one of the JHF Marks (the "Properties"):

        g.      Unit 54 LLC (Miami)
        h.      Unit 47 LLC (St. Louis)
        i.      Unit 26 Inc. (Columbia)

        1.2 Transfer of Properties. Prior to the Closing Date (defined below) the Transferors shall cause all of the equity interest in the Properties to be transferred to a single entity owned by them (the "Holding Company"). On the Closing Date, the Transferors shall transfer to Headliners all of the equity interest in the Holding Company. The Transferors, jointly and severally, represent and warrant to Headliners that transfer of their interests in the Holding Company to Headliners pursuant to this Section 1.2 will vest in Headliners all of the right, title and interest in the Holding Company, free of liens, claims and encumbrances.

        1.3 Consideration for the Holding Company. In consideration for the transfer of the Holding Company, Headliners shall on the Closing Date issue to JHF Four Hundred Fifty Thousand (450,000) shares of Headliners common stock and to Field Four Million Fifty Thousand (4,050,000) shares of Headliner's common stock (the 4,500,000 shares being referred to in aggregate as the "Properties Shares").

        1.4 Closing. The "Closing" will take place at the offices of Headliners on the third business day after JHF delivers to Headliners (a) historical financial statements of the Holding Company in the form, for the periods, and with the audit opinions required to be filed in connection with such acquisitions by the Rules of the Securities and Exchange Commission and
(b) the financial statements that are a condition to closing under the Projects Acquisition Agreement and the Properties Acquisition Agreement - Butler. Each or the parties agrees that it or he will provide such assistance as may cause the audit of the financial statements to be completed in a timely manner. The date on which the Closing occurs will be the "Closing Date." At the Closing, in addition to all deliveries recited herein, each party will deliver to the other a certification attesting that the warranties and representations of that party made herein are true and correct on the Closing Date as if made with reference to the Closing Date. In the event that the Closing has not occurred on or prior to July 31, 2004 due to a failure by Headliners to satisfy the conditions for Closing, either of the Transferors may terminate this agreement by notice to Headliners. In the event that the Closing has not occurred on or prior to December 31, 2004 due to a failure by the Transferors to satisfy the conditions for Closing, including a failure by JHF to deliver the financial statements called for in this Section 1.4, Headliners may terminate this agreement by notice to JHF.

        1.5 Restriction on Resale. The Properties Shares to be issued by Headliners hereunder will not, when issued, be registered under the Securities Act of 1933, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of within the United States of America until: (i) a registration statement with respect to such securities is declared effective under the Securities Act of 1933, or (ii) Headliners receives an opinion of counsel for Headliners that an exemption from the registration requirements of the Securities Act of 1933 is available. The certificates representing the shares which are being issued to the Transferors pursuant to this Agreement shall contain a legend substantially as follows:

        "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR HEADLINERS ENTERTAINMENT GROUP, INC. RECEIVES AN OPINION OF COUNSEL FOR HEADLINERS ENTERTAINMENT GROUP, INC. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

        1.6 Tax Matters. The parties agree that the transfer of Properties contemplated hereby is being consummated as a tax-free exchange under the U.S. Internal Revenue Code and regulations thereunder.

II.     WARRANTIES AND REPRESENTATIONS

        2.3. Transferors' Warranties. The Transferors, jointly and severally, warrant and represent to Headliners that:

        2.1.1 Ownership. As of the Closing Date, the Transferors will own 100% of the outstanding equity interest in the Holding Company, free and clear of all liens, encumbrances, and restrictions whatsoever. As of the Closing Date, the Holding Company will own 100% of the outstanding equity interest in each of the Properties, free and clear of all liens, encumbrances, and restrictions.

	2.1.2	Governmental Matters.  JHF has each permit, license, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other U.S., state, county, local or foreign governmental authority, instrumentality, agency or commission that is required by or with respect to the Properties and their business ("Government Privileges"). On the Closing Date, the Holding Company will have all such Government Privileges in full force and effect. JHF has not received notice that any governmental agency or authority is actively contemplating withdrawing or terminating any of the Governmental Privileges.

        2.1.3 Taxes. Each of the Properties has filed all tax returns that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns except for taxes being contested in good faith. There is no material claim for taxes that is a lien against the property of any Property other than liens for taxes not yet due and payable.

        2.1.4 Pending Actions. Except as set forth on Schedule 2.1.4 hereto, there are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting any of the Properties. None of the Properties is subject to any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or administrative, governmental or regulatory authority or body which would be likely to have a material adverse effect on the business of the Property.

	2.1.5	Financial Statements.  JHF has delivered to Headliners the
financial statements of the Properties as of June 20, 2004 ("Properties Financial Statements"). The Properties Financial Statements fairly present the financial condition of the Properties as of the date shown on the Properties Financial Statements and the results of operations of the Properties for the period covered in the Properties Financial Statements. Headliners acknowledges that the Properties Financial Statements have not been compiled on a GAAP basis, and present only the gross profit of the Properties without any deduction for administrative overhead or other indirect costs.

	2.1.6.	Absence Of Certain Changes Or Events.  Except as set forth on
Schedule 2.1.6, to the knowledge of JHF, since June 20, 2004:

	(A)	there has not been (i) any material adverse change in the
business, operations, properties, assets, or condition of the Properties or
(ii) any damage, destruction, or loss to any of the Properties (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of that Property;

	(B)	None of the Properties has (i) made any material change in its method of management, operation, or accounting; (ii) other than in the ordinary course of business, entered into any other material transaction;
(iii) other than pursuant to any existing employment agreement, made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (iv) other than pursuant to any existing employment agreement, increased the rate of compensation payable or to become payable by it to any of its officers or any of its employees whose monthly compensation exceeds $5,000; or (v) other than pursuant to any existing employment agreement, made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

        (C) None of the Properties has (i) materially borrowed or agreed to borrow any funds, or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the Properties Financial Statements and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except non-material assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except non-material debts or claims which in the aggregate are of a value of less than $50,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Property); and

	(D)	to the knowledge of JHF, none of the Properties has become
subject to any law or regulation which materially and adversely affects, or in the future is substantially likely to have a material adverse effect on the Property.

	2.1.7	Ownership of Assets.  Except as specifically identified in the
Properties Financial Statements, each of the Properties has good, marketable title, without any liens or encumbrances of any nature whatever, to all of its assets.

	2.1.8 	No Interest in Suppliers, Customers, Creditors or Competitors.
Except as set forth on Schedule 2.1.8 hereto, neither JHF nor any principal or executive of JHF nor any member of their respective families has any interest of any nature whatever in any supplier, creditor or competitor of any of the Properties.

	2.1.9.	No Debt Owed to JHF.  Except as set forth on Schedule 2.1.9, none of the Properties owes any money or property to JHF or to a principal or executive of JHF or any member of their families or to any company controlled by or under common control with such a person, directly or indirectly.

	2.1.10.	Compliance with Laws.  The operations of the Properties have been conducted in all material respects in accordance with all applicable statutes, laws, rules and regulations.

        2.4. Headliners Warranties. Headliners warrants and represents to JHF that:

        2.2.1 Due Authority. The execution, delivery, and performance of this Agreement by the executive officers of Headliners has been duly authorized by all necessary corporate and shareholder action, and this Agreement, upon its execution by the parties, will constitute the valid and binding obligation of Headliners enforceable against it in accordance with and subject to its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights

        2.2.2 SEC Filings. The reports filed by Headliners with the SEC since January 1, 2004 are complete and accurate in all material respects, and comply with the filing requirements of the Rules of the SEC.

        2.2.3 Absence Of Certain Changes Or Events. Except as set forth in filings made by Headliners with the SEC or as set forth on Schedule 2.2.3, to the knowledge of Headliners, since March 31, 2004:

	(A)	there has not been (i) any material adverse change in the
business, operations, properties, assets, or condition of Headliners or (ii) any damage, destruction, or loss to any of its properties (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Headliners;

	(B)	Headliners has not (i) made any material change in its method of management, operation, or accounting; or (ii) other than in the ordinary course of business, entered into any other material transaction;

	(C)	Headliners has not (i) materially borrowed or agreed to borrow any funds, or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except non-material assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except non-material debts or claims which in the aggregate are of a value of less than $50,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Headliners); and

        (D) to the knowledge of Headliners, none of its properties has become subject to any law or regulation which materially and adversely affects, or in the future is substantially likely to have a material adverse effect on Headliners.

III.    MISCELLANEOUS

        3.1 Notice. All notices given in writing shall be effective when either served by personal delivery or by an overnight courier with a national reputation, if the signature of the intended recipient is obtained. In order to be effective, all notices shall be addressed to the President of the party at the address set forth on the first page of this Agreement, or to such other address as either party may later specify by written notice.

        3.2 Governing Law. This agreement shall be governed by the laws of the State of New Jersey applicable to contracts made and to be carried out therein.

        3.3 Arbitration. All disputes, controversies, or claims arising out of or relating to this Agreement or a breach thereof shall be submitted to and finally resolved by arbitration under the rules of the American
Arbitration Association ("AAA") then in effect. There shall be one arbitrator, and such arbitrator shall be chosen by mutual agreement of the parties in accordance with AAA rules. The arbitration shall take place in Newark, New Jersey. The findings of the arbitrator shall be final and binding on the parties, and may be entered in any court of competent jurisdiction for enforcement.

        IN WITNESS WHEREOF, the parties have executed this agreement as of the date written on its first line.

HEADLINERS ENTERTAINMENT		JHF PROPERTIES, LLC
GROUP, INC.


By:______________________________       By:___________________________
   Eduardo Rodriguez, C.E.O.               Paul Butler, C.E.O.


                                           _________________________
                                           JON FIELD